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                                                                    EXHIBIT 10.2

                          PURCHASE AND SALES AGREEMENT
                                    CASH SALE


THIS PURCHASE AND SALES AGREEMENT entered into the date hereinafter set forth by

         BBG and/or Assigns                          Purchaser(s), and

         Sterling Graydon and Helene Dowling         Seller (s).

PREMISES DESCRIPTION. Purchaser agrees to purchase, and Seller agrees to sell, the real property, with the buildings and improvements thereon, if any, situated in Beaufort County, State of South Carolina, and described as follows:

___ll Street Address:               145-A SEA ISLAND PARKWAY - 2.3 +/- ACRES

DISTRICT/MAP/PARCEL (TAX NUMBER) -- 200-15-145A

PERSONAL PROPERTY: The premises includes all improvements thereto, all installed fixtures and appurtenances, and also the following personal property (but to which no portion of the purchase has been allocated) 900,000.00 /s/ HBD Feb 4, 1999 /s/ SLG

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PURCHASE PRICE:  The purchase price is $755,000.00, payable as follows:

A) $5,000.00 earnest money shall be paid upon the written acceptance of this contract and applied toward the purchase price at closing.

B) The balance of the purchase price shall be paid in cash, certified bank funds or the equivalent at closing.

EARNEST MONEY. Cash or certified funds tendered as earnest money will be deposited in the listing Broker's escrow account within forty eight (48) hours after receipt, and personal checks will be deposited in the listing Broker's escrow account forty eight (48) hours after written acceptance of this Contract. Refund of earnest money paid by check will not be made prior to fifteen (15) days after deposit is made. No interest shall be paid on earnest money unless otherwise stipulated in a separate written document. The listing Broker does not guarantee payment of check (s) accepted as earnest money. If Purchaser and Seller disagree as to the disposition of earnest money, then the listing Broker is obligated by law to hold it in its escrow account until such time Purchaser and Seller agree in writing, or a court of competent jurisdiction issues a ruling as to its disposition.

If the appraisal of the premises made by the appraiser for Purchaser's lender does not stipulate a market value of at least Sales Price, the parties shall have the option, but not the obligation, of adjusting the purchase price. If the Parties do not agree on an adjustment of the purchase price, then Purchaser may rescind this Contract and receive a refund of earnest money deposit or purchase the premises for the original purchase price.

CLOSING COST. Purchaser to pay all closing costs including but not limited to attorneys' fees, document preparation, documentary stamps and all other costs or expenses associated with closing, excluding commissions.

Purchaser Initial /s/MAT Purchaser Initial /s/JMT Seller Initial /s/ HBD Seller Initial /s/ SLG



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PRORATION. Taxes, rents, homeowners association fees, and other assessments shall be prorated as of the date of the closing.

CONVEYANCE AND CONDITION OF TITLE. Seller agrees to convey a good and marketable title to the Premises by General Warranty Deed, with Deed Recording Fee paid, subject only to applicable zoning ordinances, covenants and restrictions of record, and utility easement. Title is good and marketable if insurable by an ALTA title insurance company licensed in south Carolina.

CLOSING. The transaction shall be closed on SEE OTHER TERMS and possession of the premised will be given to Purchaser at that time. Time is of the essence, however, a party, for reasonable cause specifically set forth in a written notice delivered to the other prior to the scheduled closing date, may extend the closing for up to fourteen (14) days. Thereafter, the closing date can be extended only if both parties sign an Extension Agreement.

FIRE OR CASUALTY. If the premises is destroyed wholly or partially by fire or other casualty prior to closing, then Purchaser shall have the right to terminate this Contract and receive a refund of the earnest money deposit.

DEFAULT. Upon default by Purchaser, Seller shall have the option of suing for damages or specific performance, or of rescinding this Contract and retaining Seller's portion of the earnest money as liquidated damages. Upon default by seller, Purchaser shall have the option of suing for damages or specific performance, or of rescinding this Contract and recovering from Seller all costs and obligations incurred in anticipation of closing, including, without limitation, the earnest money and the costs of the credit, appraisal, survey, title examination and attorney's fees. The prevailing party in any litigation shall be entitled to recover from the other the costs of prosecution, including a reasonable sum for attorney's fees. The defaulting party shall also pay Broker
(s) an amount equal to the commission which would have been due and owing Broker
(s) had the purchase closed.

CONDITION OF PROPERTY.

A) ESSENTIAL PROPERTY CONDITIONS. Except to the extent hereinafter set forth, Seller represents that to the best of Seller's knowledge, the building (s) and other permanent improvements on the premises are in structurally sound condition; that all mechanical, plumbing and heating/cooling systems are in working order; that all appliances and fixtures are in operating condition. These conditions are referred to herein "Essential Property Conditions."

EXCEPTIONS: Notwithstanding the above provision, Purchaser agrees to accept the building(s) and other permanent improvements on the premises with the following defects in the Essential Property conditions:

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Purchaser Initial /s/MAT Purchaser Initial /s/JMT Seller Initial /s/ HBD Seller
Initial /s/ SLG



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Purchaser shall have the right, and should exercise that right, to inspect the building (s) and other permanent improvements on the premises, in person, by a licensed home inspector, or otherwise, at Purchaser's expense, within fourteen
(14) calendar days after written acceptance of this Contract and to advise Seller within such time, in writing, of any defects in the Essential Property Conditions. Upon Purchaser's request, Seller shall cause all utilities to be turned on so as to allow a proper inspection. If Purchaser timely notifies Seller in writing of any defects in the Essential Property Conditions, then Seller shall either: 1) remedy the defects at Seller's cost within a reasonable amount of time after receiving written notice of the defects, but in any event prior to closing; or 2) rescind this Contract AND PAY TO PURCHASER ALL COSTS AND OBLIGATIONS INCURRED BY PURCHASER in anticipation of closing. If Seller elects to rescind this Contract, Seller shall notify Purchaser of such election, in writing, with seven (7) calendar days after receipt of the notice of defects, however, if Seller elects to rescind this Contract rather than effect the repairs, Purchaser shall have the option of accepting the premises in `as is" condition.

A) IF PURCHASER FAILS TO ADVISE SELLER IN WRITING OF DEFECTS IN THE ESSENTIAL PROPERTY CONDITIONS WITHIN THE FOURTEEN (14) CALENDAR DAY PERIOD, THEN PURCHASER SHALL BE OBLIGATED TO ACCEPT THE BUILDING(S) ON THE PREMISES IN "AS IS" CONDITION, EXCEPT FOR ESSENTIAL PROPERTY CONDITIONS NOTED ON A TIMELY-DELIVERED WOOD INFESTATION REPORT (SEE SUBPARAGRAPH C BELOW), AND PURCHASER SHALL BE OBLIGATED TO REPAIR AT PURCHASER'S COST ANY DEFECTS WHICH ARE UNACCEPTABLE TO THE LENDING INSTITUTION.

B) NON-ESSENTIAL PROPERTY CONDITIONS. Purchaser recognizes that if the premises is a resale property (i.e., not new construction), then normal wear and tear is to be expected (for example, cracks in tile and countertops, stained carpeting, etc.). Seller shall have no obligation to address and makes no representation in regard to the conditions of the building (s) or other permanent improvements on the premises which are not Essential Property Conditions.

C) CL-100 WOOD INFESTATION REPORT. This report shall be ordered upon formal loan approval, but not earlier than 10 days prior to closing, (or such other date which has been mutually agreed to by Purchaser and Seller). Purchaser shall at Purchaser's expense, have the building (s) on the premises inspected by and obtain a CL-100 Wood Infestation Report from a licensed and bonded pest control specialist, and deliver said report to Seller and the closing attorney. If any infestation or structural damage, or any excessive moisture conditions which pose a threat of future structural damage, are noted on the report and such report is timely-delivered, then seller shall have the noted condition (s) corrected, treated and/or repaired prior to closing at Seller's expense.

IF PURCHASER FAILS TO DELIVER THE CL-100 WOOD INFESTATION REPORT TO SELLER AND THE CLOSING ATTORNEY AT LEAST ______ CALENDAR DAYS PRIOR TO THE CLOSING DATE, THEN PURCHASER SHALL HAVE WAIVED THE RIGHT TO COMPEL SELLER TO REMEDY ANY INFESTATION, STRUCTURAL DAMAGE OR EXCESSIVE MOISTURE CONDITIONS AND MUST ACCEPT THE BUILDING (S) ON THE PREMISES IN "AS IS " CONDITION, AND PURCHASER SHALL BE OBLIGATED TO REPAIR AT PURCHASER'S COST ANY DEFECTS WHICH ARE UNACCEPTABLE TO THE LENDING INSTITUTION.

D) FINAL WALK THROUGH. Until possession is delivered, Seller shall maintain the premises in the same condition it was in as of the written acceptance of this Contract. Purchaser shall have a reasonable opportunity prior to the closing to reinspect the premises for the limited purpose of insuring that it is in the same condition as it was when this Contract was accepted and determining whether required repairs have been effected.

Purchaser Initial /s/MAT Purchaser Initial /s/JMT Seller Initial /s/ HBD Seller Initial /s/ SLG



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OTHER TERMS. There are no other contingencies or conditions, or modifications of the Parties' obligations pursuant to this Contract, except as follows: PURCHASER TO HAVE 45 DAYS FROM ACCEPTANCE OF OFFER IN ORDER TO CONDUCT NECESSARY DUE DILIGENCE. DUE DILIGENCE INCLUDING BUT NOT LIMITED TO WATER/SEWER AVAILABILITY, PERMITTING WITH JURISDICTIONAL ENTITIES, BUILDING INSPECTIONS, ENVIRONMENTAL AUDIT AND/OR PHASE 1 IF REQUIRED BY LENDER, APPRAISAL, TOPOGRAPHICAL STUDIES, ETC. SELLER TO ALLOW ACCESS TO PROPERTY AS NEEDED FOR DUE DILIGENCE. UPON COMPLETION OF DUE DILIGENCE, PURCHASER MAY RESCIND OFFER AND RECEIVE INITIAL $5000.00 EARNEST DEPOSIT WITHIN FORTY-EIGHT HOURS FROM SELLER'S AGENT OR SHALL DEPOSIT ADDITIONAL $20,000.00 EARNEST MONEY, ALL EARNEST MONEY BECOMING NON-REFUNDABLE AT THAT TIME. CLOSING TO TAKE PLACE ON JULY 31, 1999. PURCHASER MAY HOWEVER, PURCHASE AN ADDITIONAL SIX MONTH EXTENSION WITH $25,000.00 ADDITIONAL NON-REFUNDABLE EARNEST MONEY. ALL EARNEST MONEY APPLIED TO SALES
PRICE AT CLOSING & SELLER WILL HAVE USE OF BUILDING & GROUNDS. /s/ HBD

BROKER DISCLOSURES, DISCLAIMERS AND RECOMMENDATIONS:

A) NONRESIDENT TAX: If Seller is not a resident of South Carolina, then Seller may be required to prepay at closing any South Carolina tax due on realized gain.



HOME WARRANTY COVERAGE. A ____________________ Home Warranty will/will not (circle one) be issued at closing. The warranty premium in the amount of $_________________ will be paid by the __________________.

B) AIRPORT OVERLAY DISTRICT: The premises is located in the ____________________ airport noise zone and/or ____________________ airport accident potential zone as such is delineated on the Beaufort County maps showing the Airport Overlay Districts and the disclosure form required by the Beaufort County Development Standards Ordinance Section 4.17.10.1 shall be a part of this Contract. (Alternatively, Purchaser and Seller have initialed here to acknowledge that premises is not affected by the Airport Overlay District:_________,)

C) ABSENCE OF BROKER WARRANTY. Broker(s) make no warranty Purchaser, express or implied, as to the condition of the premises (or the improvements thereon, including without limitation, the HVAC systems, appliances, fixtures, sewer systems, and size of the buildings), the quality of title (including, without limitation, matters which would be revealed by a current survey), or its merchantability or fitness for a particular purpose.

D) ENVIRONMENTAL ISSUES. Purchaser, at Purchaser's expense, shall have the privilege and responsibility of inspecting the premises to determine whether there are any environmental concerns, including but not limited to contamination above or below ground by hazardous wastes or chemicals, asbestos, lead, radon gas, chemical storage tanks, or any portions of premises considered wetlands. ANY KNOWN PRESENCE OF THESE ISSUES HAS BEEN DISCLOSED BY SELLER AND/OR BROKER, BUT NO INVESTIGATION OF THESE ISSUES HAS BEEN MADE BY EITHER.

E) LEAD-BASE PAINT HAZARD. The building on the premises was/was not (circle one) built prior to 1978. If built prior to 1978, Purchaser and Seller shall sign the HUD addendum entitled "Disclosure of Information and Acknowledgment; Lead-Based Paint and/or Lead Based Paint Hazards", and such will be part of this Contract.

Purchaser Initial /s/MAT Purchaser Initial /s/JMT Seller Initial /s/ HBD Seller Initial /s/ SLG



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MISCELLANEOUS. This Contract shall be binding on both parties, their principals, heirs, personal representatives and assigns, and expresses the entire agreement between the parties, and there is no other agreement, oral or otherwise, modifying the terms hereunder. Negotiations may be conducted using a facsimile machine and will be considered binding on the parties. A facsimile offer shall be deemed delivered as of the moment it transmitted. If any portion of this Contract is not understood, the party should seek competent advice. Any altered terms must be initialed and dated.

EXPIRATION OF OFFER. This offer will expire at 5 o'clock February 9, 19_99 /s/ HBD_____, unless withdrawn earlier by Purchaser.

SIGNATURES BELOW SIGNIFY ACCEPTANCE OF ALL TERMS AND CONDITIONS STATED HEREIN AS OF THE DATE SIGNED.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF:


                             2/2/99            /s/  Helene B. Dowling
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Witness to Seller            Date               Seller                     SS#


                             2/2/99            /s/  Sterling L. Graydon
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Witness to Seller            Date               Seller                     SS#


                             2/2/99               /s/ Matt A. Trump
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Witness to Purchaser         Date               Purchaser                  SS#


                             2/2/99             /s/ John Trask III
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Witness to Purchaser         Date               Purchaser                  SS#





BEAUFORT REALTY COMPANY - HENRY CHAMBERS                               525-0028
Listing Agent's Name/Firm                                              Phone #'s


TIDELAND REALTY, INC. - MATT TRUMPS                                    525-6131
& LOWCOUNTRY REAL ESTATE - JOHN M. TRASK, III                          521-4200
Selling Agent's Name/Firm                                              Phone #'s
         *Bar, Fridge, Stove, Washer, Dryer & all fixtures are excluded!
         /s/ Helene B. Dowling
         Feb.2, 1999


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                               ACKNOWLEDGMENT OF AGENCY DISCLOSURE


         Brokerage Company   Tideland Realty, Inc. / Lowcountry Real Estate
                           -----------------------------------------------------
                                                 (Print or type)


         Licensee              Matt Trumps / John M. Trask, III
                  --------------------------------------------------------------
                                                 (Print or type)

         Seller or Buyer                  BBG
                        --------------------------------------------------------
                                                 (Print or type)

Prior to discussing with a seller or buyer any details of a real estate transaction, the aforementioned licensee/company must explain agency representation as described below and the advantages and disadvantages of each type of representation, and must advise seller or buyer that he or she has the right to choose to be the client of and have licensee/company act as his or her agent, or to choose no representation by licensee/company. A prospective buyer who, after a meaningful explanation of agency representation, chooses no representation by licensee/company but wishes to use the services of licensee/company is considered to be a CUSTOMER (Section 40-57-137(O) of the South Carolina Real Estate License Law) and shall receive an explanation of scope of services to be provided by licensee/company as well as fairness, honesty, and accurate information in all dealings.

SELLER AGENCY: The brokerage company (BIC) becomes the seller's agent by entering into a written listing agreement with the seller. Seller becomes the client of the company. Licensees associated with the company also represent the seller/client as agents. A subagent is a designated broker and all associated licensees engaged by a broker of another company. A subagent owes the same duties and responsibilities to the client as the client's primary broker. A brokerage company may or may not offer or accept subagency. A seller's agent has the following fiduciary duties to the seller: reasonable care, undivided loyalty, confidentiality, full disclosure, diligence, obedience, accounting in all dealings, and specific duties as defined in Section 40-57-137(C) of the South Carolina Real Estate License Law. In dealings with a buyer, seller's agent should: exercise reasonable skill and care, deal honestly and in good faith, and disclose all facts known by agent related to the physical condition of a property.

BUYER AGENCY: The brokerage company (BIC) becomes the buyer's agent by entering into a written agreement with the buyer to represent the buyer. Buyer becomes the client of the company. Licensees associated with the company also represent the buyer/client as agents. A buyer's agent has the following fiduciary duties to the buyer: reasonable care, undivided loyalty, confidentiality, full disclosure, diligence, obedience, accounting in all dealings, and specific duties as defined in Section 40-57-137(H) of the South Carolina Real Estate License Law. In dealings with a seller, buyer's agent should exercise reasonable skill and care and deal honestly.

SELLER AND BUYER AGENCY (DUAL AGENT): As defined in Section 40-57-137(M) of the South Carolina Real Estate License Law, a licensee/company may act as a dual agent representing both seller and buyer in the same transaction only with the prior written disclosure to and the informed consent of both the seller and the buyer. A seller's and buyer's consent to dual agency is valid only as to the specific transaction for which each has granted his or her consent. A dual agent is required to treat both the seller and the buyer honestly and impartially so as not to favor one or work to the disadvantage of the other. Unless written permission from the seller or the buyer is obtained, the dual agent is prohibit from disclosing: (1) that the seller will accept a price less than the asking price; (2) that the buyer will pay a prior greater than the price submitted in a written offer; (3) any confidential information; or (4) any other information a party specifically instructs the dual agent in writing not to disclose, unless disclosure is required by law. Therefore, the agent's duties and the representation seller/buyer receives are more limited if he or she represents both parties; and (5) the licensee/company cannot give advice, counsel, or use their negotiating sills to the advantage of one party over another while serving as a dual agent.

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[ ]  BUYER CHOOSES NOT TO BE REPRESENTED BY LICENSEE/COMPANY, BUYER WILL RECEIVE
     SERVICES AS A CUSTOMER OF LICENSEE/COMPANY.         ____________(Initials)
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DISCLOSURE OF AGENCY:      LICENSEE/COMPANY NAMED ABOVE WILL:

           [ ]    ACT AS AGENT/SUBAGENT FOR SELLER/CLIENT FOR PROPERTY
                  LOCATED AT
                             --------------------------------------------------

           XX     ACT AS AGENT FOR BUYER/CLIENT

================================================================================
[ ] SELLER/CLIENT OR BUYER/CLIENT AGREES THAT LICENSEE/COMPANY MAY REQUEST PERMISSION TO BECOME A DUAL AGENT AS PREVIOUSLY EXPLAINED WHEN OFFERING ITS COMPANY LISTINGS. SUCH REQUEST MAY BE DENIED. IF THE REQUIRED CONSENT IS OBTAINED FROM BOTH SELLER/CLIENT AND BUYER/CLIENT, A SEPARATE ACKNOWLEDGEMENT MUST BE OBTAINED USING THE REAL ESTATE COMMISSION APPROVED "DISCLOSURE AND CONSENT TO DUAL AGENCY" FORM PURSUANT TO SECTION 40-57-137(M) OF THE SOUTH CAROLINA REAL ESTATE LICENSE LAW.

                                                               (Initials)
                                           --------------------

================================================================================


By signing below, I          BBG                              acknowledge that:
                   -------------------------------------------
                        (Seller or Buyer)
                                   -----

(1) This form is a disclosure indicating my choice of representation by licensee/company and is not a substitute for a written agency agreement when I am being represented by and a client of licensee/company.
(2) I understand that I am not relieved of my responsibility to protect my own interest, which may include, at my discretion, seeking legal, accounting or other profession advice.
(3) Licensee/company has explained the above information to me and I understand it. I have received a signed copy of this form.


                                    SIGNATURES:

     2/2/99                    /s/  Matt A. Trump for BBG
------------------------       -------------------------------------------------
                  (Date)                      (Seller or Buyer)

     2/2/99                   /s/  John Trask III for BBG
------------------------       -------------------------------------------------
                  (Date)                      (Seller or Buyer)


------------------------       -------------------------------------------------
                  (Date)                      (Licensee)



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This form is promulgated by the South Carolina Department of Labor, Licensing
and Regulation Real Estate Commission for mandatory use by real estate licensees. It may be reproduced but may not be modified or altered in any way.
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